EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2019
EARNINGS PER SHARE
EARNINGS PER SHARE

30          EARNING PER SHARE

The net earnings per ordinary share were determined based on the net income attributable to equity holders of the Group as follows:

	2019	2018	2017

Net income attributable to equity holders of Credicorp (in thousands of Soles)	4,265,304	3,983,865	4,091,753

Number of stock
Ordinary stock, Note 18(a)	94,382,317	94,382,317	94,382,317
Less – opening balance of treasury stock	(14,883,274)	(14,902,008)	(14,915,537)
(Acquisition) sale of treasury stock, net	(9,738)	(3,015)	3,088
Weighted average number of ordinary shares for basic earnings	79,489,305	79,477,294	79,469,868
Plus - dilution effect - stock awards	194,213	209,128	220,296
Weighted average number of ordinary shares adjusted for the effect of dilution	79,683,518	79,686,422	79,690,164

Basic earnings per share (in Soles)	53.66	50.13	51.49
Diluted earnings per share (in Soles)	53.53	49.99	51.35